UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2006
CHECKFREE CORPORATION
(Exact Name of Registrant as specified in its charter)

Delaware	0-26802	58-2360335

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4411 East Jones Bridge Road
Norcross, Georgia 30092
(678) 375-3000
(Address, including zip code, and telephone number,
including area code, of Registrant’s
principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.
     On August 29, 2006, CheckFree Corporation (“CheckFree”) entered into an Agreement of Termination of Stockholder Agreement with Microsoft Corporation (the “Termination Agreement”). The Termination Agreement terminated that certain Stockholder Agreement, dated September 1, 2000, between CheckFree and Microsoft Corporation (the “Stockholder Agreement”), effective August 29, 2006. The form of Stockholder Agreement was previously filed as Exhibit 10(ff) to CheckFree’s Registration Statement on Form S-4 (Registration No. 333-41098) filed with the Securities and Exchange Commission on July 10, 2000. Prior to its termination, the Stockholder Agreement gave Microsoft Corporation the right to designate one individual for election to CheckFree’s Board of Directors.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CheckFree Corporation
Date: September 1, 2006	By:	/s/ David E. Mangum
David E. Mangum, Executive Vice
President and Chief Financial Officer